SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2005
SYMANTEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-17781	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, California		95014
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code          (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICER
SIGNATURE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 19, 2005, Symantec Corporation (“Symantec”) adopted the FY06 Executive Supplemental Incentive Plans for certain executive officers of Symantec who were executive officers of Symantec prior to July 2, 2005. Under the terms of these plans, the executive officers will be eligible to receive performance-based incentive bonuses equivalent to the bonuses payable under, and upon terms substantially similar to, Symantec’s FY06 Executive Annual Incentive Plans. The supplemental incentive bonuses are in addition to the incentive bonuses under the FY06 Executive Annual Incentive Plans. The target payouts under the FY06 Executive Supplemental Incentive Plans are 60% to 125% of a participant’s annual base salary. The actual bonus amounts are subject to the following metrics and weighting: (a) achievement of targeted annual revenue growth of the company (50% weighting); and (b) achievement of targeted annual earnings per share growth of the company (50% weighting). John Schwarz, President of Symantec, will be entitled to receive not less than 60% of his target bonus amount. In addition, the supplemental incentive bonus may be increased up to a maximum of 50% of the calculated bonus amount for any executive officer, based on the executive officer’s impact on and contributions to the integration of VERITAS Software Corporation into Symantec.
ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICER
(c)	Effective July 2, 2005, Symantec appointed Stephen C. Markowski as Chief Accounting Officer of the company. Mr. Markowski, who is 45 years old, has served as Vice President of Finance and Chief Accounting Officer for Symantec since July 2005, and is responsible for worldwide accounting operations (non-revenue), tax, treasury and external reporting. Prior to that time Mr. Markowski served in a variety of positions with Symantec, most recently as Vice President of Accounting, Tax & Treasury from October 2001 to July 2005, as Senior Director, Tax & Treasury from June 1998 to October 2001 and as Tax Director from August 1990 to June 1998. Prior to joining Symantec, Mr. Markowski was with KPMG, a public accounting firm, for nine years, primarily working in tax. Mr. Markowski holds an undergraduate degree from Santa Clara University.
Symantec is making this disclosure under this Item 5.02 concurrent with the public announcement of the appointment of Mr. Markowski to the position of Chief Accounting Officer on July 25, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION
/s/ Arthur F. Courville
Arthur F. Courville
Date: July 25, 2005	Senior Vice President, Corporate Legal Affairs and Secretary